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                                                                    EXHIBIT 10.5


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     SECOND AMENDMENT, dated as of July 24, 1998 (this "SECOND AMENDMENT"), to Amended and Restated Credit Agreement, dated as of May 6, 1998, as amended (the "AGREEMENT"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement), among TLC Multimedia Inc., Learning Company Properties Inc., TEC Direct, Inc., Learning Services Inc., Skills Bank Corporation, Microsystems Software, Inc., and Mindscape, Inc., as borrowers, the financial institutions named therein as lender (the "LENDERS"), and Fleet National Bank, as agent for the Lenders (the "AGENT").

                                W I T N E S E T H

     WHEREAS, pursuant to the First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998 (the "FIRST AMENDMENT"), the Borrowers, the Lenders and the Agent have previously amended the Agreement to provide for a temporary reduction in the Commitment of Fleet National Bank ("FLEET") and the Total Commitment thereunder; and

     WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Agreement to extend the period of said temporary reduction by thirty (30) days.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements set forth herein, the Borrowers, the Lenders and the Agent agree as follows:

      1. From the date hereof to August 27, 1998, both the Commitment of Fleet and the Total Commitment shall be $25,500,000 less than such amounts would otherwise have been absent the First Amendment and this Second Amendment, e.g., as of the date hereof, the Commitment of Fleet shall be $98,000,000 and the Total Commitment shall be $123,000,000. If the Commitments have not been terminated pursuant to the terms of the Agreement, on August 27, 1998 the Commitment of Fleet and the Total Commitment shall each be increased by $25,500,000 and shall be $123,500,000 and $148,500,000, respectively.

      2. The first sentence of Section 7.5 of the Agreement is hereby amended by deleting the phrase "or hereafter required" and substituting in lieu thereof the phrase "or hereafter acquired".

      3. Except as specifically amended by this Second Amendment, the Agreement is hereby ratified, confirmed and approved. The Agreement, as supplemented and amended by this Second Amendment, shall be construed as one and the same instrument. This Second Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.


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      4.   This Second Amendment shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment to Amended and Restated Credit Agreement under seal as of the date first above written.


                                              TLC MULTIMEDIA INC.
                                              LEARNING COMPANY PROPERTIES INC.
                                              TEC DIRECT, INC.
                                              LEARNING SERVICES, INC.
                                              SKILLS BANK CORPORATION
                                              MICROSYSTEMS SOFTWARE, INC.


                                              By: /s/ R. Scott Murray
                                                  ----------------------------
                                                  R. Scott Murray
                                                  Chief Financial Officer

                                              MINDSCAPE, INC.


                                              By: /s/ R. Scott Murray
                                                  ----------------------------
                                                  R. Scott Murray
                                                  Vice President

                                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                                              By: /s/ Stephen J. McGuinness
                                                  -----------------------------
                                                  Name: Stephen J. McGuinness
                                                  Title: Managing Director

                                              FLEET NATIONAL BANK, INDIVIDUALLY
                                              AND AS AGENT


                                              By: /s/ William E. Rurode, Jr.
                                                  ----------------------------
                                                  Name: William E. Rurode, Jr.
                                                  Title: Senior Vice President


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